SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) November 20, 2006

FUEGO ENTERTAINMENT, INC.
(Exact name or registrant as specified in its charter)

Nevada	20-2078925
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

19250 NW 89th Court, Miami, Florida 33018
(Address of Principal Executive Offices, Including Zip Code)

(305) 829-3777
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Fuego Entertainment Announces the Acquisition of Vision Sports Entertainment Network with 24 Affiliate Stations Reaching 14 Million US Households

Fuego Entertainment, Inc. today announces that it has acquired Vision Sports Entertainment Network (VSEN-TV), broadcasting on 24 affiliate stations and reaching over 14 million US households. Based in Burbank, VSEN-TV will relocate to Las Vegas, NV, and its founder, Rod Myers, will remain President of this wholly-owned subsidiary of Fuego Entertainment under a three-year employment agreement.

Item 9.01 Financial Statements and Exhibits

a) Financial Statements
None

b) Exhibits

Exhibit No. Description

10.1     News Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The registrant has duly caused this report to be signed on its behalf by The undersigned hereunto duly authorized.

FUEGO ENTERTAINMENT, INC.,

Date: November 21, 2006	By:	/s/ Hugo M. Cancio
Hugo M. Cancio
Title: Principal Executive Officer